UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934
July 14, 2011
Date of Report (date of earliest event reported)
ConocoPhillips
(exact name of registrant as specified in its charter)

Delaware	Commission File Number	01-0562944
(state or other jurisdiction of	001-32395	(I.R.S. Employer
incorporation or organization)		Identification Number)
600 North Dairy Ashford
Houston, Texas 77079
(Address of principal executive offices, including zip code)
(281) 293-1000
(Registrant’s telephone number, including area code)
n/a
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
Upon completion of the separation discussed in Item 7.01 below, ConocoPhillips CEO Jim Mulva intends to retire.

Item 7.01.	Regulation FD Disclosure.
On July 14, 2011, ConocoPhillips (the “Company”) announced that its board of directors has approved pursuing the separation of the Company’s Refining & Marketing and Exploration & Production businesses into two stand-alone, publicly traded corporations via a tax-free spin of the Refining and Marketing business to the Company’s shareholders. The separation is subject to market conditions, customary regulatory approvals, the receipt of an affirmative IRS ruling, the execution of separation and intercompany agreements and final board approval, and is expected to be completed in the first half of 2012. A copy of the press release regarding the proposed spin-off is furnished as Exhibit 99.1 hereto and incorporated herein by reference.
A conference call and webcast at which the planned spin-off was discussed was held on July 14, 2011, at 8:30 a.m. eastern time. A copy of the presentation from that meeting is furnished as Exhibit 99.2 hereto and incorporated herein by reference. A copy of the presentation and a transcript of the conference call will also be available for a limited time on the ConocoPhillips IR website, www.conocophillips.com\investor.
The information in Item 7.01 is being furnished, not filed. Accordingly, the information in this Item 7.01 will not be incorporated by reference into any registration statement filed by ConocoPhillips under the Securities Act of 1933, as amended, unless specifically identified therein as being incorporated therein by reference. The furnishing of the information in this report is not intended to, and does not, constitute a determination or admission by ConocoPhillips that (i) the information in this report is material or complete or (ii) investors should consider this information before making an investment decision with respect to any security of ConocoPhillips or any of its affiliates.

Item 9.01.	Financial Statements and Exhibits.
(d) Exhibits.

Exhibit No.	Description
99.1	Press release issued by ConocoPhillips on July 14, 2011.
99.2	Presentation given by ConocoPhillips on July 14, 2011.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ConocoPhillips
Date: July 14, 2011	By:	/s/ Janet Langford Kelly
Janet Langford Kelly
Senior Vice President, Legal, General Counsel and Corporate Secretary

EXHIBIT INDEX

Exhibit No.	Description
99.1	Press release issued by ConocoPhillips on July 14, 2011.
99.2	Presentation given by ConocoPhillips on July 14, 2011.